BLOX, INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

 NINE MONTHS ENDED DECEMBER 31, 2013
AND YEAR ENDED MARCH 31, 2013
(Unaudited)
(Expressed in United States Dollars)

BLOX, INC.

PRO FORMA CONSOLIDATEd FINANCIAL STATEMENTS

NINE MONTHS ENDED december 31, 2013
AND YEAR ENDED march 31, 2013
(Unaudited)
(Expressed in United States Dollars)

 BLOX, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

AS AT DECEMBER 31, 2013
(Unaudited)
(Expressed in United States Dollars)

		INTERNATIONAL ECO ENDEAVORS			BLOX INC.
	BLOX INC.	CORP.	PRO FORMA		PRO FORMA
		(NOTE 4)	ADJUSTMENTS	NOTE	CONSOLIDATED

ASSETS
Current
Cash	$9,530	$27,126	$1,000,000	3	$1,036,656
Prepaid expense	4,655	105,416	-		110,071
Accounts receivable	-	117,979	-		117,979

Total current assets	14,185	250,521	1,000,000		1,264,706
		,
Property, Plant, and Equipment	512	829,754	-		830,266

Total assets	$14,697	$829,754	$1,000,000		$2,094,972

LIABILITIES
Current
Accounts payable and accrued liabilities	$35,791	$664,384	$-		$700,175
Interest payable	-	265,092	(265,092)	2	-
Royalty payments payable	-	47,154	-		47,154

Total current liabilities	35,791	976,630	(265,092)		747,329

Long term debt	60,290	1,682,669	(1,682,669)	2	60,290
Total liabilities	96,081	2,659,299	(1,947,761)		807,619

EQUITY
Share capital	123	696,706	5,250,932	3	5,947,761
Additional paid in capital	237,431	-	(237,431)	3	-
Accumulated translation	-	(48,830)	-		(48,830)
Retained earnings	(318,938)	(2,226,900)	(2,065,740)		(4,611,578)
Shareholders’ equity
Total liabilities and shareholders’ equity	$14,697	$1,080,275	$1,000,000		$2,094,972

The accompanying notes are an integral part of the pro forma consolidated financial statements.

BLOX, INC.

PRO FORMA CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS

NINE MONTHS ENDED DECEMBER 31, 2013
(Unaudited)
(Expressed in United States Dollars)

		INTERNATIONAL ECO ENDEAVORS			BLOX, INC.
	BLOX, INC.	CORP.	PRO FORMA		PRO FORMA
		(NOTE 4)	ADJUSTMENTS	NOTE	CONSOLIDATED

Revenue	$-	$706,502	$-		$706,502

Operating Expenses
Cost of raw materials	$-	$784,929	$-		$784,929
Direct Labour	-	46,872	-		46,872
Amortization	-	192,200	-		192,200
Other expenses	-	21,745	-		21,745

Gross Margin	-	(339,244)	-		(339,244)

Other expenses
Amortization	138	-	-		138
Exploration costs	4,278	-	-		4,278
Legal fees and professional fees	15,663	17,223	-		32,886
Office and administration	2,510	92,229	-		94,739
Travel	-	26,503	-		26,503
Salaries	-	10,309	-		10,309
Website development	-	1,573	-		1,573
Interest expense	-	149,247	-		149,247
Disposal costs	-	347,425	-		347,425
Impairment of Goodwill	-	-	2,339,617	2	2,631,264
Loss before income taxes	22,859	983,752	2,339,617		3,637,605
Deferred income tax recovery	-	1,187	-		1,187

Net loss for the period	22,589	984,939	2,339,617		3,638,792

Loss per share – basic and diluted	$(0.01)	$-	$-		$(0.01)
Weighted average number of shares outstanding	12,338,604	15,892,062	-		28,288,666

The accompanying notes are an integral part of the pro forma consolidated financial statements.

BLOX, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

AS AT MARCH 31, 2013
(Unaudited)
(Expressed in United States Dollars)

		INTERNATIONAL ECO ENDEAVORS			BLOX, INC.
	BLOX, INC.	CORP.	PRO FORMA		PRO FORMA
		(NOTE 4)	ADJUSTMENTS	NOTE	CONSOLIDATED

ASSETS
Current
Cash	$8,976	$22,269	$1,000,000	3	$1,031,245
Prepaid expense	5,921	11,038	-		16,959
Accounts receivable	-	89,593	-		89,593

Total current assets	14,897	122,900	1,000,000		1,137,797

Property, Plant, and Equipment	732	1,054,902	-		1,055,634

Total assets	$15,629	$1,177,802	$1,000,000		$2,193,431

LIABILITIES
Current
Accounts payable and accrued liabilities	$5,063	$368,090	$-		$373,153
Interest payable	-	130,338	(130,338)	2	-
Royalty payments payable	-	49,330	-		49,330

Total current liabilities	5,063	547,758	(130,338)		422,483

Long term debt	20,000	1,521,853	(1,521,853)	2	20,000
Total liabilities	25,063	2,069,611	(1,652,191)		442,483

EQUITY
Share capital	123	728,863	5,652,068	3	6,381,055
Additional paid in capital	237,431	-	(237,431)	3	-
Accumulated translation	-	(261,032)	-		(261,032)
Retained earnings	(246,988)	(1,359,640)	(2,762,446)		(4,369,074)
Shareholders’ equity
Total liabilities and shareholders’ equity	$15,629	$1,117,802	$1,000,000		$2,193,431

The accompanying notes are an integral part of the pro forma consolidated financial statements.

BLOX, INC.

PRO FORMA CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS

YEAR ENDED MARCH 31, 2013
(Unaudited)
(Expressed in United States Dollars)

		INTERNATIONAL ECO ENDEAVORS			BLOX, INC.
	BLOX, INC.	CORP.	PRO FORMA		PRO FORMA
		(NOTE 4)	ADJUSTMENTS	NOTE	CONSOLIDATED

Revenue	$-	$901,947	$-		$901,947

Operating Expenses
Cost of raw materials	$-	$697,854	$-		$697,854
Direct Labour	-	64,026	-		64,026
Amortization	-	245,261	-		245,261
Other expenses	-	12,658	-		12,658

Gross Margin	-	(117,852)	-		(117,852)

Other expenses
Amortization	269	-	-		269
Exploration costs	-	-	-		-
Legal fees and professional fees	27,145	35,248	-		62,393
Office and administration	999	139,334	-		140,333
Travel	-	-	-		-
Salaries	-	12,713	-		12,713
Website development	-	3,835	-		3,835
Interest expense	-	132,339	-		132,339
Royalty expense	-	50,088	-		50,088
Plant acquisition costs	-	445,074	-		445,074
Foreign exchange	-	4,433	-		4,433
Disposal costs	-	(102,882)	-		(102,882)
Share based compensation	638	49,935	-		50,573
Impairment of Goodwill	-	-	2,631,264	2	2,631,264
Loss before income taxes	29,051	897,970	2,631,264		3,156,638
Deferred income tax recovery	-	1,228	-		1,228

Net loss for the period	29,051	889,198	2,631,264		3,157,867

Loss per share– basic and diluted	$(0.01)	$-	$-		$(0.01)
Weighted average number of shares outstanding	12,338,604	15,892,062	-		28,228,666

The accompanying notes are an integral part of the pro forma consolidated financial statements.

 BLOX, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

 NINE MONTHS ENDED DECEMBER 31, 2013
AND YEAR ENDED MARCH 31, 2013
 (Unaudited)
(Expressed in United States Dollars)

1.	BASIS OF PRESENTATION

The accompanying pro forma consolidated balance sheet has been prepared for filing Form 8-K, with respect to the Company’s proposed reverse acquisition of 100% of the issued and outstanding share capital of International Eco Endeavors Corp (“Eco”).

The accompanying pro forma consolidated balance sheet has been prepared by management in accordance with United States Generally Accepted Accounting Principles (“US GAAP”) from information derived from the financial statements of Blox, Inc. (“the Company”) and the financial statements of Eco together with the other information available to the Company as if the proposed acquisition had occurred as at December 31, 2013.

The pro forma consolidated balance sheet is not necessarily indicative of the financial position which would have resulted if the acquisition had actually occurred.

The pro forma consolidated balance sheet should be read in conjunction with the interim unaudited financial statements of the Company and Eco as at December 31, 2013 and the audited financial statements of Eco at March 31, 2013.

The unaudited pro forma consolidated balance sheet as at December 31, 2013 and March 31, 2013 and the unaudited pro forma consolidated statement of comprehensive loss for the nine months ended December 31, 2013 and the year ended March 31, 2013 have been prepared, for illustrative purposes, to give effect to the proposed acquisition of the Company by Eco pursuant to the assumptions described in Note 2. These unaudited pro forma consolidated financial statements have been prepared based in US GAAP and have been compiled from the following historical information:

a)	Eco’s unaudited consolidated statement of financial position as at December 31, 2013 and the Company’s unaudited statement of comprehensive loss for the nine months then ended;

b)	The Company’s unaudited consolidated balance sheet as at December 31, 2013 and the Company’s unaudited statement of operations for the six months then ended;

c)	Eco’s audited consolidated statement of financial position as at March 31, 2013 and the Company’s audited statement of comprehensive loss for the year then ended; and

d)	The Company’s unaudited consolidated balance sheet as at March 31, 2013 and The Company’s unaudited statement of operations for the year ended June 30, 2013.

The unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statement of comprehensive loss as at December 31, 2013 and March 31, 2013 have been prepared as if the proposed acquisition had occurred on December 31, 2013.

The unaudited pro forma consolidated financial statements are not intended to reflect the financial performance or the financial position of the Company, which would have actually resulted had the transactions been effected on dates indicated. Actual amounts recorded upon consummation of the agreement will likely differ from those recorded in the unaudited pro forma consolidated financial statement information. Similarly, the calculation and allocation of the purchase price has been prepared on a preliminary basis and is subject to change between the time such preliminary calculations were made and closing as a result of several factors which could include among others: changes in fair value

BLOX, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

 NINE MONTHS ENDED DECEMBER 31, 2013
AND YEAR ENDED MARCH 31, 2013
 (Unaudited)
(Expressed in United States Dollars)

1.	BASIS OF PRESENTATION (Continued)

of assets acquired and liabilities assumed and the market price of the related shares. Any potential synergies that may be realized and integration costs that may be incurred upon consummation of the transactions have been excluded from the unaudited pro forma consolidated financial statements. Further, the unaudited pro forma consolidated financial statements are not necessarily indicative of the financial performance that may be obtained in the future.

The unaudited pro forma consolidated balance sheet should be read in conjunction with the description of the reverse acquisition on Form 8-K and the audited consolidated financial statements of Eco as at March 31, 2013 and the unaudited consolidated financial statements of the Company as at March 31, 2013 including the notes thereto. Eco’s unaudited interim consolidated financial statements for the nine months ended December 31, 2013 have been adjusted in Note 4 to reflect the conversion of International Financial Reporting Standards (“IFRS”) to US GAAP.

In preparing the unaudited pro forma consolidated financial statements, a review was undertaken by management to identify accounting policy differences between Blox and Eco which could have a material impact. No significant differences apart from those relating to the policies on exploration costs and as noted and adjusted for in Note 4 have been identified at this time.

2.	PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

a)	The unaudited pro forma consolidated statements of financial position give effect to the completion of Blox’s acquisition of Eco, as if the acquisition had occurred on December 31, 2013 and as at March 31, 2013.

b)	The business combination reflects the acquisition of a business.

c)	To reflect the reverse acquisition of Eco by issuing 60,000,000 units of Blox at a deemed value of $0.05 per share;

d)	Total consideration paid equals fair value of Company’s shares on the acquisition date in the amount of $3,000,000. The consideration paid has been allocated to the acquired net assets based on their fair values at the date of acquisition. The purchase price of the acquisition has been allocated as follows:

BLOX, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

 NINE MONTHS ENDED DECEMBER 31, 2013
AND YEAR ENDED MARCH 31, 2013
 (Unaudited)
(Expressed in United States Dollars)

2.	PRO FORMA ASSUMPTIONS AND ADJUSTMENTS (Continued)

		March 31, 2013		December 31, 2013
Shares issued		60,000,000		60,000,000
Price		$0.05		$0.05
Consideration		$3,000,000		$3,000,000
Net Assets acquired		$(1,579,025)		$(891,809)
Share conversion		$1,947,761		$1,652,191
Total net assets		$368,736		$760,383
Goodwill		$2,631,264		$2,339,617
Goodwill impairment		$(2,631,264)		$(2,339,617)
Ending goodwill	$	Nil	$	Nil

e)	There is no tax effect recognized on the calculated amount allocated to goodwill as the Company does not expect probable future taxable profits available against which unused tax losses, tax credits or temporary differences can be utilized. Deferred tax assets are reviewed at each reporting period date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized;

f)	Upon consolidation, the common shares of Eco have been eliminated.

g)	The Company issued 20,000,000 shares at $0.05 per share for total proceeds of $1,000,000.

h)	The Company issued 9,233,860 shares for consulting services. These shares are released from escrow 25% on the date of the business combination and 25% every 6 months thereafter.

i)	The Company issued shares for converted debt. The total debt including accrued interest totaled $2,006,320 and was converted at a deemed value of $0.02 per share.

j)	The Company issued shares for services. These shares are released from escrow 25% on the date of the business combination and 25% every six months thereafter.

k)	The Company has recorded an impairment of goodwill as a result of a significant reduction in the net assets acquired through this reverse acquisition.

BLOX, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

 NINE MONTHS ENDED DECEMBER 31, 2013
AND YEAR ENDED MARCH 31, 2013
 (Unaudited)
(Expressed in United States Dollars)

3.	SHARE CAPITAL

Following is a schedule of continuity of the issued common share capital of the Company after giving effect to the pro forma transactions described in Note 2.

	Number of shares	Share capital and additional paid-in capital	Number of shares	Share capital and additional paid in capital

Issued:
Recapitalization of share capital and additional paid in capital of Blox as at December 31, 2013	12,338,604	-	12,338,604	-
Share capital issued by Blox in the acquisition of Eco	60,000,000	3,000,000	60,000,000	3,000,000
Shares issued as a result of a financing completed at the closing of the acquisition	20,000,000	1,000,000	20,000,000	1,000,000
Shares issued for consulting services provided	9,233,860	-	2,733,465	-
	101,572,464	5,652,191	101,572,464	5,947,761
Shares issued upon conversion of convertible debenture	100,310,000	1,652,191	100,310,000	1,947,761
Shares issued for consulting services provided	2,733,465	-	2,733,465	-
	204,615,929	5,652,191	204,615,929	5,947,761

BLOX, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

 NINE MONTHS ENDED DECEMBER 31, 2013
AND YEAR ENDED MARCH 31, 2013
 (Unaudited)
(Expressed in United States Dollars)

4.	US GAAP CONVERSION

Eco’s unaudited interim consolidated financial statements for the nine months ended December 31, 2013 and audited consolidated financial statements for the year ended March 31, 2013 have been adjusted to reflect the conversion of IFRS to US GAAP. The adjustments reflect: the translation from Canadian dollar to US Dollar amounts using the current rate method. The current exchange rate as at December 31, 2013 was 1 CDN Dollar to 1.06 US Dollar (March 31, 2013 – 1.00).

As at December 31, 2013:

	INTERNATIONAL ECO ENDEAVORS CORP.

		IFRS
		TO US GAAP
	IFRS	ADJUSTMENTS	US GAAP
ASSETS
Current
Cash	$27,126	$-	$27,126
Prepaid expenses and deposits	105,416	-	105,416
Accounts receivable	117,979	-	117,979
Total current assets	250,521	-	250,521
Property, plant, and equipment	829,754	-	829,754
Total assets	$1,080,275	$-	$1,808,275

LIABILITIES
Current
Accounts payable and accrued liabilities	$664,384	$-	$664,384
Interest payable	265,092	-	265,092
Royalty payments payable	47,154	-	47,154
Total current liabilities	976,630	-	976,630
Long term debt	1,682,669	-	1,682,669
Total liabilities	$2,659,299	$-	$2,659,299

EQUITY
Share capital	696,706	-	696,706
Accumulated translation	(48,830)	-	(48,830)
Retained earnings	(2,226,900)	-	(2,226,900)
Total shareholders’ equity	(1,579,024)	-	(1,579,024)
Total liabilities and shareholders’ equity	$1,080,275	$-	$1,080,275

BLOX, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

 NINE MONTHS ENDED DECEMBER 31, 2013
AND YEAR ENDED MARCH 31, 2013
 (Unaudited)
(Expressed in United States Dollars)

4.	US GAAP CONVERSION (Continued)

For the Nine Months Ended December 31, 2013:

	INTERNATIONAL ECO ENDEAVORS CORP.
		IFRS
		TO US GAAP
	IFRS	ADJUSTMENTS	US GAAP

Revenue	706,502		706,502

Operating expenses
Cost of raw materials	$784,929	$-	$784,929
Direct labour	46,872	-	46,872
Amortization	192,200	-	192,200
Other	21,745	-	21,745

Gross Margin	(339,244)	-	(339,244)

Other expenses
Amortization	-	-	-
Exploration costs	-	-	-
Legal fees and professional fees	17,223	-	17,223
Office and administration	92,229	-	92,229
Travel	26,503	-	26,503
Salaries	10,309	-	10,309
Website development	1,573	-	1,573
Interest expense	149,247	-	149,247
Disposal costs	347,425	-	347,425
Net loss before income taxes	983,752	-	983,752

Income tax recovery	1,187	-	1,187
Net loss for the period	984,939	-	984,939

Comprehensive loss for the period	$984,929	$-	$984,929

BLOX, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

 NINE MONTHS ENDED DECEMBER 31, 2013
AND YEAR ENDED MARCH 31, 2013
 (Unaudited)
(Expressed in United States Dollars)

4.	US GAAP CONVERSION (Continued)

As at March 31, 2013:

	INTERNATIONAL ECO ENDEAVORS CORP.

		IFRS
		TO US GAAP
	IFRS	ADJUSTMENTS	US GAAP
ASSETS
Current
Cash	$22,269	$-	$22,269
Prepaid expenses and deposits	11,038	-	11,038
Accounts receivable	89,593	-	89,593
Total current assets	122,900	-	122,900
Property, plant, and equipment	1,054,902	-	1,054,902
Total assets	$1,177,802	$-	$1,177,802

LIABILITIES
Current
Accounts payable and accrued liabilities	$368,090	$-	$368,090
Interest payable	130,338	-	130,338
Royalty payments payable	49,330	-	49,330
Total current liabilities	547,758	-	547,758
Long term debt	1,521,853	-	1,521,853
Total liabilities	$2,069,611	$-	$2,069,611

EQUITY
Share capital	728,863	-	728,863
Accumulated translation	(261,032)	-	(261,032)
Retained earnings	(1,359,640)	-	(1,359,640)
Total shareholders’ equity	(891,809)	-	(891,809)
Total liabilities and shareholders’ equity	$1,117,802	$-	$1,117,802

BLOX, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

 NINE MONTHS ENDED DECEMBER 31, 2013
AND YEAR ENDED MARCH 31, 2013
 (Unaudited)
(Expressed in United States Dollars)

4.	US GAAP CONVERSION (Continued)

For the Year Ended March 31, 2013:

	INTERNATIONAL ECO ENDEAVORS CORP.
		IFRS
		TO US GAAP
	IFRS	ADJUSTMENTS	US GAAP

Revenue	901,947	-	907,947

Operating expenses
Cost of raw materials	$697,854	$-	$697,854
Direct labour	64,026	-	64,026
Amortization	245,261	-	245,261
Other	12,658	-	12,658

Gross Margin	(117,852)	-	(117,852)

Other expenses
Legal fees and professional fees	35,248	-	35,248
Office and administration	139,334	-	139,334
Salaries	12,713	-	12,713
Website development	3,835	-	3,835
Interest expense	132,339	-	132,339
Royalty expense	50,088	-	50,088
Plant acquisition costs	445,074	-	445,074
Foreign exchange	4,433	-	4,433
Share based compensation	49,935	-	49,935
Disposal costs	(102,882)	-	(102,882)
Net loss before income taxes	897,970	-	897,970

Income tax recovery	1,228	-	1,228
Net loss for the period	889,198	-	889,198

Comprehensive loss for the period	$889,198	$-	$889,198